UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2020

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 23, 2020, Justin Chang, the Chairman of the board of directors (the “Board”) of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), delivered a Notice of Resignation to NorthStar Healthcare resigning as a member of the Board and as Chairman of the Board effective immediately. The decision by Mr. Chang was not a result of any disagreement with NorthStar Healthcare on any matter relating to NorthStar Healthcare’s operations, polices or practices.

In addition, on November 25, 2020, the Board appointed Richard S. Welch as a member of the Board to fill the vacancy created by Mr. Chang’s resignation and appointed Mr. Welch as Chairman of the Board, effective immediately.

Richard S. Welch, age 50, is the Managing Director, Head of Healthcare at Colony Capital, Inc., NorthStar Healthcare’s sponsor (the “Sponsor”). Mr. Welch re-joined the Sponsor in 2005 and, over his tenure at the Sponsor, has been responsible for managing certain financial and operational aspects of the Sponsor’s investment portfolio and operating businesses. Prior to joining the Sponsor, Mr. Welch was a Vice President in the Investment Banking Division of Goldman, Sachs & Co., focusing on mergers and acquisitions and debt and equity financings for companies in the real estate, retail, and consumer product industries. Mr. Welch has also served as an independent director and member of the audit and compensation committees of BBQ Holdings, Inc. (NASDAQ: BBQ) since May 2018 and a director of Griffin-American Healthcare REIT IV, Inc. since January 2018. Mr. Welch received a B.S. degree in Accounting from University of Southern California and an M.B.A. degree from The Wharton School, University of Pennsylvania and is a Certified Public Accountant in the State of California (license inactive).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: November 27, 2020	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary